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                                                                    EXHIBIT 99.1




                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Childtime Learning Centers, Inc. (the "Company") on Form 10-Q for the quarter ending July 19, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, William D. Davis, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1.       the Periodic Report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  September 9, 2002                      /s/ William D. Davis
                                               ---------------------------------
                                               William D. Davis
                                               Chief Executive Officer





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